Exhibit 10.45

AMENDMENT NO. 6 TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AND CONSENT

THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND CONSENT (this “Amendment”) is entered into this 31st day of January, 2012, by and between OCZ TECHNOLOGY GROUP, INC., a Delaware corporation (“Borrower”) and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of February 7, 2011 (as amended by Amendment No. 1 and Limited Waiver to Amended and Restated Loan and Security Agreement dated as of March 28, 2011, Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of April 21, 2011, Amendment No. 3 and Limited Waiver to Amended and Restated Loan and Security Agreement dated as of June 21, 2011, Amendment No. 4 and Limited Waiver to Amended and Restated Loan and Security Agreement dated as of July 14, 2011 and Amendment No. 5 to Amended and Restated Loan and Security Agreement and Consent dated as of October 31, 2011 as may be further amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has extended and will make available to Borrower certain advances of money.

B. Borrower has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated January 9, 2012, among Borrower, Melrose Merger Sub, Inc., a Delaware corporation, and Sanrad Inc., a Delaware corporation (“Sanrad”). Pursuant to the Merger Agreement, Borrower acquired all of the issued and outstanding shares of Sanrad (the “Transactions”).

C. Borrower desires that Bank (a) consent to the Transactions and (b) amend the Loan Agreement upon the terms and conditions more fully set forth herein. Subject to the representations, warranties and covenants of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to consent to consummation of the Transactions and so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. AMENDMENTS TO LOAN AGREEMENT.

1.1 13.1 (Definitions). The following definition in Section 13.1 of the Loan Agreement is amended and restated in its entirety, as follows:

““Revolving Line Maturity Date” is May 6, 2012.”

2. CONSENT.

2.1 Borrower notified Bank that it has entered into the Merger Agreement and requests that Bank consent to the Transactions.

2.2 In seeking Bank’s consent to consummation of the Transactions, Borrower understands and acknowledges that Bank is providing this consent in reliance upon, and in partial consideration for, the below representations, warranties and covenants and agrees that such reliance is reasonable and appropriate.

2.3 Subject to the representations, warranties and covenants set forth below, Bank hereby consents to the Transactions.

3. LIMITATION. The amendments and consent set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. COVENANT. Borrower covenants that, within thirty (30) days of the date hereof, Borrower shall cause Sanrad to deliver to bank a guaranty pursuant to which Sanrad will guaranty the Obligations of Borrower under the Loan Agreement, together with such appropriate financing statements, stock certificates. Control Agreements and other documentation sufficient to grant Bank a first priority security interest in the assets of Sanrad, all in form and substance satisfactory to Bank.

5. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on February 7, 2011 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made or except any filing, recording, or registration required by the Securities Exchange Act of 1934; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

6.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank;

6.2 Payment of Variance Fee. Borrower shall have paid Bank a prorated Commitment Fee in the amount of $35,000 and a Variance Fee in the amount of $15,000; and

6.3 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

8. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect,

9. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[Signatures begin on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	OCZ TECHNOLOGY GROUP, INC.
a Delaware corporation

By:
	Printed Name:	SHARON WU
	Title:	Controller

BANK:	SILICON VALLEY BANK

By:
	Printed Name:	JEAN LEE
	Title:	DEAL TEAM LEADER